                                EXHIBIT NO. 99.6

                      FINANCIAL AND OTHER DATA SUPPLEMENT
--------------------------------------------------------------------------------

SELECTED FINANCIAL DATA

------------------------------------------------------------------------------------------------------------------------
(DOLLARS IN MILLIONS,                                                                           YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------
EXCEPT PER SHARE AMOUNTS) (1)(2)(3)                      1999         1998          1997          1996          1995(4)
------------------------------------------------------------------------------------------------------------------------
Fee revenue.................................          $  424.5     $  339.6    $    281.7     $   244.2      $   215.3
Fee revenue - processing
  business(4)...............................                --           --           --             --           66.1
Net interest revenue and other
  income....................................             117.1        102.0          91.1          78.5          103.4
                                                      ---------    --------    -----------    -----------    -----------
Total revenue...............................             541.6        441.6         372.8         322.7          384.8
Operating expenses..........................             413.9        340.6         289.2         253.5          322.6
Restructuring costs(4)......................              --           --            --            --            155.6
                                                      ---------    --------    -----------    -----------    -----------
Income (loss)
  before income taxes.......................             127.7        101.1          83.7          69.3          (93.4)
Income taxes................................              50.1         39.4          32.6          28.4          (42.9)
                                                      ---------    --------    -----------    -----------    -----------
Net income (loss)...........................          $   77.6     $   61.7    $     51.0     $    40.9      $   (50.5)
                                                      =========    ========    ===========    ===========    ===========

Basic earnings (loss) per share.............          $   4.18     $   3.29    $     2.64     $    2.09      $   (2.62)
Diluted earnings (loss) per
  share.....................................              3.72         2.96          2.39          1.95          (2.62)
Cash dividends declared
  per share.................................              0.88         0.72          0.60          0.50           0.63
Dividend pay-out ratio......................             23.66%       24.32%        25.10%        25.64%           N/M
------------------------------------------------------------------------------------------------------------------------
At December 31:
Assets under management(3)
  Investment management.....................          $   73.8     $   61.3    $     47.3     $    38.0      $    33.5
  Special fiduciary.........................              12.3         13.7          13.9          15.3           13.9
Assets under administration(3)..............             362.6        326.5         268.7         232.3          203.8
Total assets................................             5,023        4,143         3,815         3,477          2,573
Trust preferred capital securities
  and long-term debt........................              63.0         67.8          72.3          26.5           29.4
Return on average stockholders'
     equity.................................             29.22%       26.20%        22.75%        20.99%        (23.10)%
Return on average total assets..............              1.85%        1.68%         1.49%         1.42%         (1.52)%
Average stockholders' equity as a
  percentage of average total
  assets....................................              6.35%        6.42%         6.54%         6.76%          6.60 %

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(1)Columns may not tally due to rounding.
(2)All earnings per share and common stock disclosures in this report have been adjusted for a two-for-one stock split effected in the form of a stock dividend distributed on February 21, 1997.
(3)Assets under Management and Assets under Administration are expressed in billions.
(4)The year ended December 31, 1995 includes revenues generated by the processing businesses sold on September 1, 1995, to The Chase Manhattan Corporation. This period also includes $86.9 million (after-taxes) of restructuring charges.

ANALYSIS OF CHANGE IN NET INTEREST REVENUE
The following table, on a taxable equivalent basis, is an analysis of the year-to-year changes in the categories of interest revenue and interest expense resulting from changes in volume and rate.

                                                           1999 COMPARED TO 1998                     1998 COMPARED TO 1997
                                                      INCREASE (DECREASE) DUE TO                INCREASE (DECREASE) DUE TO
                                                                      CHANGE IN:                                CHANGE IN:
                                             ------------------------------------------------------------------------------
                                             AVERAGE      AVERAGE                      AVERAGE        AVERAGE
(DOLLARS IN THOUSANDS)                       BALANCE         RATE         TOTAL        BALANCE           RATE        TOTAL
---------------------------------------------------------------------------------------------------------------------------
Interest earning assets:
Short-term investments.................... $     274    $   (755)     $    (481)     $   6,023    $      (415)   $   5,608
Loans(1)(2)...............................    32,659      (7,638)        25,021         18,074         (2,014)      16,060
Securities(3):
  U.S. government obligations.............    (9,329)       (342)        (9,671)        (7,285)           615       (6,670)
  Federal agency obligations..............     8,160      (1,390)         6,770         (1,703)        (1,702)      (3,405)
  State and municipal obligations.........     1,805        (535)         1,270            765         (1,040)        (275)
  Collateralized mortgage obligations.....      (277)        (62)          (339)          (431)            18         (413)
  Other securities........................       516        (130)           386            404            382          786
                                           -----------  ------------  ----------    -----------   ------------  -----------
Total securities..........................       875      (2,459)        (1,584)        (8,250)        (1,727)      (9,977)
                                           -----------  ------------  ----------    -----------   ------------  -----------
Total interest earning assets.............    33,808     (10,852)        22,956         15,847         (4,156)      11,691
                                           -----------  ------------  ----------    -----------   ------------  -----------
Interest bearing sources of funds:
Interest bearing deposits.................    19,643     (10,000)         9,643         13,371         (5,148)       8,223
Short-term credit facilities..............    (1,083)       (474)        (1,557)        (6,195)          (764)      (6,959)
Trust preferred capital securities........        --          --             --            312             65          377
Long-term debt............................      (332)        (55)          (387)          (353)           (33)        (386)
                                           -----------  ------------  ----------    -----------   ------------  -----------
Total sources on which interest is paid...    18,228     (10,529)         7,699          7,135         (5,880)       1,255
                                           -----------  ------------  ----------    -----------   ------------  -----------
Change in net interest income- taxable
  equivalent basis........................ $  15,580    $   (323)     $  15,257     $    8,712    $     1,724    $  10,436
                                           ===========  ------------                ===========   ------------
Tax equivalent adjustment.................                                 (770)                                       531
                                                                      ----------                                -----------
Change in net interest income.............                            $  14,487                                  $  10,967
                                                                      ==========                                ===========

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Changes that are not due solely to volume or rate have been allocated ratably to their respective categories.

(1) The average principal balances of non-accrual and reduced rate loans are included in the above figures.
(2) Loans include the Loan to ESOP, which had an average balance of $4.0 million in 1998, $7.5 million in 1997 and was paid off in the first quarter of 1999.
(3) The average balance and average rate for securities available for sale has been calculated using their amortized cost.

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

THREE-YEAR NET INTEREST REVENUE (TAX EQUIVALENT BASIS) AND AVERAGE BALANCES FOR THE YEARS ENDED DECEMBER 31,

---------------------------------------------------------------------------------------------------------------------
                                                                                                                 1999
                                                                         ------------------------------------------------
                                                                            AVERAGE                           AVERAGE
(DOLLARS IN THOUSANDS)                                                      BALANCE          INTEREST           RATE
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Short-term investments and deposits with banks.......................      $  245,570          $ 12,269          5.00%
Securities(1)(2).....................................................       1,049,060            63,817          6.08
Loans(3)(4)..........................................................       2,404,082           174,514          7.26
                                                                         ------------          --------
Total interest earning assets........................................       3,698,712           250,600          6.77
                                                                         ------------          --------

Allowance for credit losses..........................................         (19,721)
Cash and due from banks..............................................          74,500
Other assets.........................................................         429,461
                                                                         ------------
Total Assets.........................................................       4,182,952
                                                                         ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest bearing deposits............................................       2,779,141           117,489          4.23
Short-term credit facilities.........................................         146,523             7,198          4.91
Long-term credit facilities..........................................          63,430             5,129          8.09
                                                                         ------------          --------
Total sources on which interest is paid..............................       2,989,094           129,816          4.34
                                                                         ------------          --------
Non-interest bearing deposits........................................         641,437
Other liabilities....................................................         286,973
Stockholders' equity.................................................         265,448
                                                                         ------------
Total Liabilities and Stockholders' equity...........................       4,182,952
                                                                         ============

Net interest revenue-taxable equivalent basis........................                           120,784
Net free funds(4)....................................................      $  709,618
                                                                         ============
Provision for credit losses..........................................                                --
Tax equivalent adjustment(2).........................................                            (3,671)
Securities gain, net.................................................                                17
                                                                                               --------
Net interest revenue.................................................                          $117,130
                                                                                               ========
Net yield on interest earning assets.................................                                            3.26

--------------------------------------------------------------------------------
(1) The average balance and average rate for securities available for sale has been calculated using their amortized cost.
(2) Yields on state and municipal obligations are stated on a taxable equivalent basis, employing the Federal statutory income tax rate adjusted for the effect of state and local taxes, resulting in a marginal tax rate of approximately 47% for 1999, 1998 and 1997.
(3) The average principal balances of non-accrual and reduced rate loans are included in the above figures.
(4) Loans and Stockholders' Equity include the Loan to ESOP, which had an average balance of $4.0 million in 1998 and $7.5 million in 1997 was paid off in the first quarter of 1999.

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

--------------------------------------------------------------------------------------------------------------------
                                             1998                                                             1997
--------------------------------------------------------------------------------------------------------------------
      AVERAGE                             AVERAGE                    AVERAGE                               AVERAGE
      BALANCE          INTEREST              RATE                    BALANCE          INTEREST                RATE
--------------------------------------------------------------------------------------------------------------------
$     240,402         $  12,750               5.30%            $     130,418         $   7,142                 5.48%
    1,043,323            65,401               6.27                 1,178,346            75,378                 6.40
    1,973,027           149,493               7.58                 1,737,652           133,433                 7.68
--------------        -----------                              --------------        -----------
    3,256,752           227,644               6.99                 3,046,416           215,953                 7.09
--------------        -----------                              --------------        -----------
      (18,960)                                                       (17,608)
       62,047                                                         68,795
      371,429                                                        339,491
--------------                                                 --------------
    3,671,268                                                      3,437,094
==============                                                 ==============

    2,350,945           107,846               4.59                 2,072,750            99,623                 4.81
      168,156             8,755               5.21                   286,451            15,714                 5.49
       68,396             5,516               8.06                    69,754             5,525                 7.92
--------------        -----------                              --------------        -----------
    2,587,497           122,117               4.72                 2,428,955           120,862                 4.98
--------------        -----------                              --------------        -----------
      571,928                                                        527,206
      272,427                                                        249,128
      239,416                                                        231,805
--------------                                                 --------------
    3,671,268                                                      3,437,094
==============                                                 ==============
                        105,527                                                         95,091
$     669,255                                                  $     617,461
==============                                                 ==============
                           (600)                                                          (750)
                         (2,901)                                                        (3,432)
                              4                                                            216
                      -----------                                                    -----------
                      $ 102,030                                                      $  91,125
                      ===========                                                    ===========
                                              3.24                                                             3.12
--------------------------------------------------------------------------------------------------------------------

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

LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                                 1-5
(DOLLARS IN THOUSANDS)                                         WITHIN 1 YEAR    YEARS      OVER 5 YEARS           TOTAL
--------------------------------------------------------------------------------------------------------------------------
Maturity schedule of loans at December 31, 1999:
Private banking:
  Residential real estate mortgages(1)....................... $    89,892     $  161,262   $     1,733,578   $   1,984,732
  Other......................................................     607,678         32,801            23,498         663,977
                                                              -------------   -----------  ----------------  --------------
Total private banking loans..................................     697,570        194,063         1,757,076       2,648,709
                                                              -------------   -----------  ----------------  --------------
Loans to financial institutions for purchasing and carrying
securities...................................................      57,686            --                --           57,686
All other....................................................         159            525             2,296           2,980
                                                              -------------   ------------ ----------------   --------------
  Total...................................................... $   755,415     $  194,588   $     1,759,372   $   2,709,375
                                                              =============   ============ =================  ==============
Interest sensitivity of loans at December 31, 1999:
Loans with predetermined interest rates......................                 $  158,489   $     1,095,097   $   1,253,586
Loans with floating or adjustable interest rates.............                     36,099           664,275         700,374
                                                                              -----------  ----------------  --------------
  Total......................................................                 $  194,588   $     1,759,372   $   1,953,960
                                                                              ===========  ================  ==============


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(1)Maturities are based upon the contractual terms of the loans.
--------------------------------------------------------------------------------

SUMMARY OF CREDIT LOSS EXPERIENCE

----------------------------------------------------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)                                      1999           1998          1997           1996         1995
----------------------------------------------------------------------------------------------------------------------------
Average loans.....................................    $ 2,404,082   $ 1,968,978   $ 1,730,134    $ 1,511,527   $ 1,354,975
Allowance to period end loans.....................          0.74%         0.89%         0.94%          0.99%         1.10%
Allowance to nonperforming loans..................            N/M       312.98%       189.26%        187.94%       121.08%
Net (charge-offs) recoveries to average loans.....          0.02%         0.03%         0.05%         (0.03)%       (0.02)%
Nonperforming assets to average
 loans and real estate owned......................          0.07%         0.34%         0.56%          0.64%         1.68%

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N/M - Not meaningful, greater than one thousand percent
--------------------------------------------------------------------------------

At December 31, 1999, the loan portfolio included loans to individuals involved in the financial services industry of approximately $733 million. Recoveries exceeded charge-offs from loans to individuals involved in the financial services industry in 1997 through 1999. Net charge-offs from loans to individuals involved in the financial services industry amounted to $471,000 in 1996 and $353,000 in 1995. Such net charge-offs as a percentage of average total loans amounted to three basis points in 1996 and 1995.

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

DEPOSITS

--------------------------------------------------------------------------------------------------------------------------
                                                                      1999                   1998                   1997
(DOLLARS IN MILLIONS)                                    AMOUNT       RATE      AMOUNT       RATE    AMOUNT         RATE
--------------------------------------------------------------------------------------------------------------------------
Analysis of average daily deposits:
  Non-interest bearing deposits.....................   $   642         --     $   572          --    $    527        --
  Certificates of deposits of $100,000 or more......        69       4.62%         56        5.00%         66      5.08%
  Money Market and other savings deposits...........     2,710       4.22%      2,295        4.58%      2,007      4.80%
                                                      ----------             ----------              ---------
       Total deposits...............................   $ 3,421                $ 2,923                 $ 2,600
                                                      ----------             ----------              ---------

-------------------------------------------------------------------------------------------------------------------------
                                                                                        CERTIFICATES            OTHER
(DOLLARS IN MILLIONS)                                                                     OF DEPOSIT          DEPOSITS
-------------------------------------------------------------------------------------------------------------------------
Maturity distribution of interest bearing deposits in
  amounts of $100,000 or more at December 31, 1999:
  Three months or less.....................................................                 $     45         $   2,258
  Three through six months.................................................                        9               --
  Six through twelve months................................................                        7               --
  Over twelve months.......................................................                        1               --
                                                                                            ---------        ------------
     Total.................................................................                 $     62         $   2,258
                                                                                            ---------        ------------

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